Restructuring Costs	12 Months Ended
Dec. 31, 2013
Restructuring Charges [Abstract]
Restructuring Costs
Restructuring costs

Restructuring costs for 2013, 2012, and 2011 were $200 million, $94 million and $112 million, respectively, and were recognized in Other operating (income) expenses in Statement 1. The 2013 restructuring costs included $151 million of employee separation costs, $41 million of fixed asset impairments and $8 million of other restructuring costs. The 2012 and 2011 costs were for employee separations.

The most significant charges in 2013 were for the restructuring of management and support functions and the closure or downsizing of several facilities related to our mining business which is included in the Resource Industries segment. The separation charges in 2012 were primarily in the Power Systems segment and were related to the closure of the Electro-Motive Diesel facility located in London, Ontario and separation programs in Europe. The separation charges in 2011 were primarily in the Resource Industries segment and were related to the acquisition of Bucyrus.

Our accounting for separations was dependent upon how the particular program was designed.  For voluntary programs, eligible separation costs were recognized at the time of employee acceptance.  For involuntary programs, eligible costs were recognized when management had approved the program, the affected employees had been properly notified and the costs were estimable.

The following table summarizes the 2011, 2012 and 2013 employee separation activity:

(Millions of dollars)	Total
Liability balance at December 31, 2010	$22
Increase in liability (separation charges)	112
Reduction in liability (payments and other adjustments)	(44)
Liability balance at December 31, 2011	$90
Increase in liability (separation charges)	94
Reduction in liability (payments and other adjustments)	(155)
Liability balance at December 31, 2012	$29
Increase in liability (separation charges)	151
Reduction in liability (payments and other adjustments)	(91)
Liability balance at December 31, 2013	$89

The remaining liability balance as of December 31, 2013 represents costs for employees that have either not yet separated from the Company or their full severance has not yet been paid.  The majority of these remaining costs are expected to be paid in 2014.

In December 2013, we announced a restructuring plan for our Gosselies, Belgium facility. This restructuring plan is designed to improve the competitiveness of our European manufacturing footprint and achieve competitiveness in our European operations by refocusing our current Gosselies operations on final machine assembly, test and paint with limited component and fabrication operations. These actions will include reshaping our supply base for more efficient sourcing, improving factory efficiencies and workforce reductions. Our proposals were subject to Belgian Ministerial approval. We estimate the employee cash separation costs to be about $300 million before tax, which represents substantially all of the restructuring costs to be incurred under the plan. In February 2014, our proposals were approved by the Belgian Minister of Employment and we expect to recognize substantially all of these separation-related charges throughout 2014.